THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, THAT SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS. THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY 17, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.


                                     WARRANT

                           To Purchase Common Stock of

                             EQUIVEST FINANCE, INC.


         THIS IS TO CERTIFY THAT CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Initial Holder") a Delaware limited liability company, or its registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from EQUIVEST FINANCE, INC., a Florida corporation (the "Company"), one hundred eighty thousand (180,000) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price, subject to adjustment, as provided herein, of $8.00 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

                  Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Initial Date, other than any Warrant Stock.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or required by law or executive order to close or a day which is declared a national holiday.

                  "Close of Business" shall have the meaning set forth in
Section 2(a).

                  "Commission" shall mean the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties on such date.

                  "Common Stock" shall mean the class of stock which, at the date of this instrument, is designated as common stock, $.05 par value, of the Company and the class or classes of stock, if any, into which such common stock may thereafter be changed or reclassified.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "Excluded Shares" means (without duplication) (i) all shares of Common Stock issued in an Offering, and (ii) those shares of Common Stock issued or issuable as described in Schedule A attached hereto and incorporated herein.

                  "Exercise Price" shall have the meaning set forth in Section 2(b) hereof.

                  "Expiration Date" shall have the meaning set forth in Section 2(a) hereof.

                  "Fair Market Value" of a share of Common Stock shall mean, as of any specific date of determination (the "Determination Date") the price per share of such Common Stock equal to the average of the last sale price of such Common Stock on each of the ten trading days (or such lesser number of days as shares shall have been listed or traded) prior to the Determination Date on the principal exchange on which the Common Stock may at the time be listed; or, if there shall have been no sales on such exchange on any such trading day, the average of the closing bid and asked prices on such exchange on such trading day; or, if there is no such bid and asked price on any such trading day, on the next preceding date when such bid and asked price occurred; or, if the Common Stock shall not be so listed, the average of the closing sales prices as reported by NASDAQ, the American Stock Exchange, the New York Stock Exchange or whichever exchange on which Company's Common Stock is listed, at the end of each of the ten trading days prior to the Determination Date; provided that if one class of the Common Stock is listed or reported as described in this sentence but the class of Common Stock with respect to which Fair Market Value is being measured is not so listed or reported, then the Fair Market Value per share with respect to such unlisted and unreported class shall be identical to such listed or reported class; and provided further that if Common Stock is not publicly traded and listed on a national stock exchange or on NASDAQ on the Determination Date, the Fair Market Value shall be an amount as reasonably determined in good faith by the Company's Board of Directors upon a review of the relevant factors and reflecting the unique characteristics of the Company and supported by a written opinion of an investment banking firm that is nationally recognized in the United States, it being the intention of the parties that the value of a share of Common Stock shall constitute a pro rata portion of the Company's equity on a fully diluted basis, valuing the Company as a going concern and without discount in respect of a minority interest.

                  "Holder" shall mean the Initial Holder and any Person or Persons to whom this Warrant is transferred pursuant to Section 5 hereof including those Person or Persons in whose name or names the Warrant is registered from time to time on the Warrant Register.

                  "Initial Date" shall mean July 17, 1998.

                  "Initial Holder" shall mean Credit Suisse First Boston Mortgage LLC.

                  "Offering" shall mean an offering of newly issued shares of any class of Common Stock (whether alone or in conjunction with any secondary public offering) placed or underwritten by an investment banking firm that is nationally recognized in the United States which produces net cash proceeds for the Company or its affiliates (as defined in Rule 12b-2 of the Exchange Act of 1934, as amended) of at least $35,000,000 and immediately after which the Common Stock is listed or admitted for trading on the NASDAQ Small Cap or National Market, the American Stock Exchange or the New York Stock Exchange.

                  "Office of the Company" shall mean the principal executive offices of the Company as notified from time to time pursuant to Section 14 or the office or agency of the Company designated pursuant to Section 12.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any wholly-owned subsidiary thereof.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Initial Date, by and among the Company and the Initial Holder, a copy of which is on file at the Office of the Company.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect from time to time.

                  "Stock Register" shall mean the register maintained by the Company to record ownership and transfer of Common Stock.

                  "Warrant" or "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, thereof.

                  "Warrant Register" shall mean the register maintained by the Company to record ownership and transfers of this Warrant pursuant to the terms hereof.

                  "Warrant Stock" shall mean the shares of Common Stock purchased upon exercise of this Warrant.

                  Duration and Exercise of Warrant.

                           Duration. The Warrant shall expire on July 18, 2003
(the "Expiration Date"). The Warrant may be exercised at any time on or prior to the last Business Day prior to the Expiration Date; provided, however, that if exercised on such last Business Day, such exercise must occur before 5:00 p.m. Eastern Standard Time (the "Close Of Business") on such Day. Thereafter, the Warrant will become wholly void and of no value.

                           Exercise. Subject to the provisions of this
Agreement, the Holder of this Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder) the aggregate number of fully paid and nonassessable shares of Common Stock of the Company set forth on the first page hereof (or such additional number of shares as may be further provided in this Agreement) at the purchase price per share set forth on the first page hereof, as adjusted from time to time as provided in this Agreement provided that no such adjustment shall cause such purchase price per share to be less than par value (such price, as so adjusted being referred to herein as the "Exercise Price"). The Exercise Price shall be payable (i) in cash or by bank cashier's check in United States funds payable to the order of the Company or (ii) if the Common Stock is listed on a securities exchange or interdealer quotation system, in the manner set forth in Section 2(c) hereof if requested by the Holder in the notice of exercise hereafter described. The Warrant shall be exercisable by (i) delivering to the Company the form of notice of exercise attached hereto as Exhibit A duly completed and signed by the Holder or by the duly appointed legal representative or duly authorized attorney thereof, and (ii) within five Business Days thereafter, depositing with the Company the certificate evidencing the Warrant and paying the aggregate Exercise Price for the number of shares of Common Stock in respect of which the Warrant is being exercised; provided, that the Exercise Price must in any event be paid and the certificate representing the Warrant deposited with the Company prior to the Close of Business on the fifth Business Day following delivery of such notice. Upon each partial exercise of the Warrant, a new Warrant evidencing the balance of the shares of Common Stock issuable hereunder will be issued to the Holder, as soon as reasonably practicable, on the same terms as the Warrant partially exercised.

                           Cashless Exercise. In lieu of any cash payment
required upon exercise of the Warrant, the Holder may elect to exercise this Warrant in full or in part by surrendering this Warrant in the manner specified in Section 2(b) hereof in exchange for the number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock as to which the Warrant is being exercised multiplied by (ii) a fraction, (y) the numerator of which is the Fair Market Value of a share of Common Stock on the date of exercise less the Exercise Price, and (z) the denominator of which is the Fair Market Value of a share of Common Stock on such date of exercise.

                  Payment of Taxes and Expenses. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of this Warrant and the Warrant Stock, unless any such tax or charge is imposed by law upon the Holder, in which case such tax or charge shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of the Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon any exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in any amount equal to the same fraction of the Fair Market Value of the Common Stock on the date of exercise, less the portion of the Exercise Price attributable to such fraction.

                  Transfer, Division and Combination.

                           Transfer. Subject to compliance with the provisions
of Section 10, transfers of this Warrant, in whole or in part, shall be recorded on the Warrant Register upon surrender of the Warrant at the Office of the Company, together with (i) a written assignment substantially in the form of Exhibit B hereto, duly completed and signed by the Holder or by the duly appointed legal representative or duly authorized attorney thereof and (ii) funds sufficient to pay any applicable transfer taxes or evidence that any such transfer taxes have been paid or that no such transfer taxes are due. Upon such surrender and, if required, such payment, the Company shall, subject to compliance with Section 10, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in the instrument or assignment, and shall issue to the assignor a new Warrant evidencing any portion of this Warrant not so assigned, and this Warrant certificate shall promptly be canceled. A Warrant, if properly assigned in its entirety in compliance with Section 10, may be exercised by the new Holder without the issuance of a new Warrant certificate.

                           Division and Combination. Subject to compliance with
Section 10, this Warrant may be divided or combined with other Warrants upon presentation thereof at the Office of the Company, together with a written notice specifying the name or names and denomination or denominations in which a new Warrant or new Warrants are to be issued, signed by the Holder or by the duly appointed legal representative or duly authorized attorney thereof. Subject to compliance with Section 10 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           Maintenance of Warrant Register. The Company agrees
to maintain the Warrant Register at all times prior to the Expiration Date at the Office of the Company, and to cause the Warrant Register to be available for inspection during normal working hours by any Holder or its representatives or any prospective purchaser of a Warrant designated by a Holder or its representatives.

                  Adjustments.

                           Adjustment. The number of shares of Common Stock for
which this Warrant is exercisable and the Exercise Price at which such shares may be purchased shall be subject to adjustment from time to time as set forth in this Section 6.

                           Stock Dividends, Subdivisions and Combinations. If at
any time the Company shall:

                                       declare, order, pay or make a dividend on
Common Stock payable in Additional Shares of Common Stock;

                                       subdivide its outstanding shares of
Common Stock into a larger number of shares of Common Stock; or

                                       combine its outstanding shares of Common
Stock into a smaller number of shares of Common Stock;

then (A) the number of shares of Common Stock for which this Warrant is exercisable immediately after the happening of such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock immediately prior to the happening of such event would own or be entitled to receive after the happening of such event, and
(B) the Exercise Price shall be adjusted to equal (1) the Exercise Price in effect immediately prior to such event multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                           Dividends and Distributions. If the Company shall
distribute to all holders of its outstanding shares of Common Stock evidence of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than Additional Shares of Common Stock, including stock of a subsidiary but excluding dividends or distributions referred to in Section 6(b) above (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the number of shares of Common Stock issuable after such record date to Holder upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock immediately prior to the record date for such distribution and the denominator of which shall be the Fair Market Value per share of Common Stock immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board) of the evidences of its indebtedness, cash or assets or other distributions so distributed attributable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. Any adjustment required by this Section 6(c) shall be made whenever any such distribution is made, and shall become effective on the date of such distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                           Reorganization, Reclassification, Consolidation or
Merger. If the Company shall (i) effect any reorganization or reclassification of its capital stock or (ii) consolidate or merge with or into, or transfer all or substantially all of its properties and assets to, any other person, in either case in a transaction in connection with which a Holder has not exercised this Warrant, then, upon any exercise of this Warrant subsequent to the consummation thereof, such Holder shall be entitled to receive, in lieu of the Common Stock issuable upon exercise immediately prior to such consummation, the highest amount of stock, other securities or property (including cash) to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustments thereafter as provided in this Section 6.

                           Antidilution Adjustments.

                              Certain Definitions. As used in this subsection
6(e), the following terms shall have the following respective meanings:

                                       "Base Price" means the Fair Market Value
per share of Common Stock, as determined from time to time as provided in this Warrant.

                                       "Options" means rights, options or
warrants to subscribe for, purchase or otherwise acquire either shares of Common Stock or Convertible Securities.

                                       "Convertible Securities" means any
evidence of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                                       "Issue" or "Issued" means, with respect
to any security (including Options), the grant, issue or sale thereof, as the case may be.

                                       "Additional Shares of Common Stock"
means, for purposes of adjusting the Base Price pursuant to subsection (e)(iii) of this Section 6, all shares of Common Stock issued (or, pursuant to subsection
(e)(ii) of this Section 6 deemed to be issued) by the Company after the Initial Date (exclusive of shares issued upon exercise or conversion of any Options or Convertible Securities granted or issued prior to the Initial Date) without consideration or for a consideration (determined pursuant to subsection (e)(iv) of this Section 6) per share less than the Base Price in effect on the date immediately prior to such issue, other than Excluded Shares.

                              Issue of Securities Deemed to be Issue of
Additional Shares of Common Stock. In the case the Company at any time, or from time to time after the Initial Date, shall Issue any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to the provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such Issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that Additional Shares of Common Stock shall not be deemed to have been Issued unless the consideration per share (determined pursuant to subsection (e)(iv) of this Section 6) of such Additional Shares of Common Stock is less than the Base Price in effect immediately prior to such Issue, or such record date, as the case may be. In any case:

                                       no further adjustment of the number of
Additional Shares of Common Stock shall be made upon the subsequent Issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                                       if Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the number of shares issuable upon exercise of this Warrant shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time; and
                                       upon the expiration of any such Options
or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the number of shares issuable upon exercise of this Warrant computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                       in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and in the case of Options for Convertible
Securities, the only Convertible Securities issued were Convertible Securities, if any, actually issued upon the exercise of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

                              Adjustments to Base Price. In the event the
Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection (e)(ii) of this Section 6) without consideration or for a consideration per share less than the Base Price in effect immediately prior to the issuance of such Additional Shares of Common Stock, then and in each such case, the Base Price in effect on the date of and immediately prior to such issuance shall be adjusted, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Base Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Base Price, including for such purposes the consideration paid and payable for Additional Shares of Common Stock deemed issued pursuant to subsection (e)(ii) of the Section 6, in accordance with subsection (e)(iv) of this Section 6, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued and deemed issued under subsection (e)(ii) of this Section 6. The Base Price, as adjusted from time to time, shall be used to calculate in accordance with Section 6(e)(vi) below the additional number of shares of Common Stock the Holder is entitled to purchase upon exercise of this Warrant.

                              Computation of Consideration. For purposes of this
subsection 6(e), the consideration received by the Company for the Issue of any Additional Shares of Common Stock shall be computed as follows:


                           Nature of Consideration. Such consideration shall,

                                       insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                                       insofar as it consists of marketable
"securities", be computed at the fair market value thereof at the time of issue as determined in the manner provided for the Common Stock in the definition of "Fair Market Value;"

                                       insofar as it consists of property other
than cash or marketable securities, be computed at the fair market value thereof at the time of such Issue, as determined in good faith by the Company's Board of Directors;

                                       in the event Additional Shares of Common
Stock are issued together with other stock or securities or other assets of the Company for consideration so received, computed as provided in clauses (1) and
(2) above, as determined in good faith by the Company's Board of Directors; and

                                       in the event that the consideration
received by the Company for the issue of any additional shares of common stock exceeds ten million dollars ($10,000,000) in any single transaction, then the Board of Directors shall obtain a written opinion of an investment banking firm that is nationally recognized in the United States to support the determination of the Board of Director under subsections 6(e)(iv)(3) and (4).

                              Options and Convertible Securities. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been Issued pursuant to subsection (e)(ii)(A) of this
Section 6, relating to Options and Convertible Securities, shall be determined by dividing:

                              Options and Convertible Securities.

                                       the amount, if any, received or
receivable by the Company as consideration for the Issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                              Splits, Subdivisions or Combinations of Shares and
Stock Dividends. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide, combine its Common Stock or declare a stock dividend, the Base Price shall be proportionately decreased in the case of a split or subdivision or share dividend, or proportionately increased in the case of a combination. Any adjustment under this subsection shall become effective when the split, subdivision or combination becomes effective and notwithstanding this subsection 6(e)(v), in no event shall the purchase price for the Warrant Stock exceed $8.00 per share.

                              Number of Additional Shares Issuable Upon Exercise
of this Warrant. Upon such adjustment of the Base Price resulting from the provisions of subsection (e)(iii) of this Section 6, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by an amount determined by multiplying the number of shares of Common Stock which the Holder was entitled to purchase pursuant to this Warrant immediately prior to such adjustment (all as adjusted for stock splits subdivisions, combinations and stock dividends) by a fraction, (i) the numerator of which shall be the Base Price in effect immediately prior to such adjustment of the Base Price, and (ii) the denominator of which shall be the newly adjusted Base Price calculated pursuant to subsection (e)(iii) of Section 6.

                  Notices.


                           Notice of Adjustment. Whenever the number of shares
of Common Stock for which this Warrant is exercisable shall be adjusted pursuant to Section 6, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the method by which the adjustment was calculated and describing the number of shares of Common Stock for which this Warrant is exercisable after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder. The Company shall keep at the Office of the Company copies of all such certificates and cause the same to be available for inspection during normal business hours by any Holder or any prospective purchaser or a Warrant designated by a Holder.

                           Notice of Extraordinary Distributions. In the event
that the Company proposes to set a record date for the purpose of entitling holders of its Common Stock to receive any dividend or other distribution (other than dividends or distributions listed on Schedule A hereto) of:

                                       cash in an amount in excess of the
previous regular cash dividend; or

                                       any evidences of its indebtedness, any
shares of its stock or any other securities or property of any nature whatsoever, including any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares or its stock of any other securities or property;

then the Company shall deliver to each Holder written notice of such proposed dividend or distribution at least 30 days prior to such proposed record date. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 7(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6(b).

                           Notice of Certain Mergers and Asset Dispositions. In
the event that the Company proposes to consolidate with or merge into another corporation in a transaction in which the Common Stock will be changed or converted into other securities, cash or property, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation or other entity, the Company shall deliver to each Holder written notice of such proposed transaction at least 15 days prior to the earlier of its consummation or the taking of any record of the holders of its Common Stock for the purpose of determining their rights pursuant to such transactions.

                           Notice of Registration Statement. In the event that
the Company shall propose to file a registration statement under the Securities Act after the Initial Date with respect to any shares of Common Stock of the Company, it shall deliver to each Holder (i) at least 15 days' advance notice of its intention to file such registration statement and the anticipated range of prices at which the shares of Common Stock are proposed to be offered; (ii) prompt notice of any change in such anticipated range of prices; and (iii) notice by 10:00 a.m., New York City time, on the day prior to the date on which the registration statement is expected to become effective.

                              Financial Statements of the Company. The Company
shall promptly deliver to the Holders any annual, quarterly or other financial statements that are provided to any holders of equity or debt (other than bank debt) securities of the Company in their capacity as holders of such securities.

                           Put Right. If the Company has not consummated an
Offering prior to three (3) years from the Initial Date, this Warrant shall, for a period of two (2) years thereafter (the "Put Period"), be immediately entitled to the rights in this Section 8. The Company hereby grants to the Holder the option (the "Put Option"), at any time during

Put Period, to require the Company to purchase this Warrant, in whole but not in part, at a price (the "Put Price") equal to the Fair Market Value of the shares of Common Stock which would be issued if this Warrant were exercised as of the date the Put Option is exercised minus the Exercise Price for such shares. Further, solely for purposes of this Section 8, if the Fair Market Value of shares of Common Stock are determined in accordance with subparagraph (iii) under the definition of "Fair Market Value" in Section 1 hereof, such determination shall reflect the value of the Common Stock as if the Common Stock were fully distributable and freely tradeable in a liquid public market as well as external market conditions. The Put Option shall be exercised by the Holder by giving written notice to the Company in the form attached hereto as Exhibit
C. Payment of the Put Price, against delivery of this Warrant duly endorsed by the Holder, shall be by means of a cash payment and shall take place not later than 120 days after the date such notice is given by the Holder, or if the Put Price shall not have been determined by such 120th day, within 10 days after such determination.

                  Reservation and Authorization of Common Stock.

                           The Company shall at all times reserve and keep
available for issuance upon the exercise of the Warrant the maximum number of its authorized but unissued shares of Common Stock as could then potentially be required to permit the exercise in full of all outstanding Warrants. All shares of Common Stock issuable upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                           Before taking any action which would cause an
adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

                  Legends.

                           Warrant Restrictive Legend. Except as otherwise
provided in this Section 10, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, THAT SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS. THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY 17, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.

                           Warrant Stock Restrictive Legend. Except as otherwise
provided in this Section 10, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER OF THESE SHARES IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, THAT SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT, DATED JULY 17, 1998. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT. THE SHARES ARE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY 17, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.


                           Termination of Restrictions. The legend requirements
of Sections 10(a) and 10(b) shall terminate when (i) the Registration Rights Agreement has terminated and is no longer of any force and effect and (ii) either (y) the security in question shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (z) the Company shall have received an opinion of counsel reasonably satisfactory to it that such legend is not required in order to insure compliance with the Securities Act.

                  Loss or Mutilation. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (and in case of mutilation upon surrender and cancellation hereof), the Company will execute and deliver in lieu thereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                  Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant, and where the Warrant Register shall be maintained.

                  No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon any Holder any rights as a stockholder of the Company or as imposing any liabilities on such Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  Notice. All notices, requests, demands, letters, waivers and other communications required or permitted to be given here under shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, as follows:

                  (i)      If to the Initial Holder:

                           Credit Suisse First Boston
                           Mortgage Capital LLC
                           11 Madison Avenue
                           New York, New York  10010-3629
                           Attn:  David Arzi, Director

                  (ii) If to any other Holder, at its last known address appearing on the Warrant Register

                  (iii)    If to the Company:

                           Equivest Finance, Inc.
                           Two Clinton Square
                           Syracuse, New York  13202
                           Attn:  Eric C. Colton, Esq.
                                  General Counsel

All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

                  Successors and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the successors of the Company and the successors and assigns of the Holder. In addition, and provided that an express assignment shall have been made, a copy of which shall have been delivered to the Company, the provisions of this Warrant shall be for the benefit of and enforceable by all Holders from time to time of this Warrant and shall be enforceable by any Holder.

                  Amendment. This Warrant may be amended, modified or supplemented or the provisions hereof waived only with the written consent of the Company and the Holder.

                  Headings. The headings and captions contained in this Warrant are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

                  GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary.



Dated:  July 17, 1998

ATTEST:                                        EQUIVEST FINANCE, INC.



By: /s/ Eric C. Cotton                        By: /s/ Richard C. Breeden
   ---------------------                          ------------------------------
   Name: Eric C. Cotton                           Name:  Richard C. Breeden
   Title:  Secretary                                     Title: Chairman and CEO

                                                                       EXHIBIT A


                               NOTICE OF EXERCISE

               [To be executed only upon exercise of the Warrant]


         The undersigned registered owner of Warrant No. __ dated ________, to purchase Common Stock of Equivest Finance, Inc. (the "Company"), irrevocably exercises such Warrant for the purchase of shares of Common Stock of the Company, and hereby undertakes to make payment therefor and to deposit with the Company the certificate representing such Warrant, in each case as set forth in
Section 2(b) thereof and at the price and on the other terms and conditions specified therein. The undersigned requests that certificates for the shares of Common Stock to be purchased pursuant hereto be issued in the name of and delivered to____________ whose address is _____________________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.

         If the Company's Common Stock is listed on a securities exchange or interdealer quotation system, the undersigned [select one: (does) (does not)] choose to pay the Exercise Price pursuant to a cashless exercise of the Warrant pursuant to Section 2(c) of the Warrant.


                                                -------------------------------
                                                (Name of Registered Owner)


                                                -------------------------------
                                                (Signature of Registered Owner)


                                                -------------------------------
                                                (Street Address)


                                                -------------------------------
                                                (City) (State) (Zip Code)


NOTICE: The signature on this notice of exercise must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement of any change whatsoever.

                                                                       EXHIBIT B

                                   ASSIGNMENT

[To be executed only upon transfer of the Warrant, in whole or in part, in accordance with its terms]


FOR VALUE RECEIVED, the undersigned registered owner ("Assignor") of Warrant No. __ to purchase Common Stock of Equivest Finance, Inc. (the "Company") hereby sells, assigns and transfers unto


                                                         -----------------------
                                                         ("Assignee")

                                                         -----------------------
                                                         (Name)

                                                         -----------------------
                                                         (Street Address)

                                                         -----------------------
                                                         (City, State, Zip Code)

the right to purchase __________ shares of Common Stock of the Company, evidenced by such Warrant, together with all right, title and interest therein, and does irrevocably constitute and appoint _____________________________ attorney to transfer the said right on the books of said corporation with full power of substitution in the premises. If such right to purchase shares of Common Stock of the Company shall not include all of the shares of Common Stock issuable as provided in such Warrant, the undersigned requests that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned. All capitalized terms used but not defined in this Assignment shall have the meanings given to them in the Warrant.


Date:                                          Assignor:
     ------------------                                 ------------------------

                                                     By:
                                                        ------------------------
                                                   Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


         The undersigned Assignee hereby accepts the sale, assignment and transfer of the Warrant as set forth in this Assignment and acknowledges and agrees that the Assignee's rights in and to such Warrant are subject to the terms set forth in the Warrant and the Registration Rights Agreement.

Date:                                          Assignee:
     ------------------                                 ------------------------

                                                     By:
                                                        ------------------------
                                                   Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


NOTICE: The signature of the Assignor on this Assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement of any change whatsoever.EXHIBIT C

                        NOTICE OF EXERCISE OF PUT OPTION

[To be executed only upon exercise of the Put Option set forth in the Warrant]

         The undersigned registered owner of the attached Warrant No. __ to purchase Common Stock of Equivest Finance, Inc. irrevocably exercises such owner's Put Option pursuant to Section 8 of such Warrant, subject to the terms of such Put Option set forth in the Warrant. All capitalized terms used but not defined in this Assignment shall have the meanings given to them in the Warrant.


Date:
     ----------------------

                                                 -------------------------------
                                                 (Name of Registered Owner)


                                                 -------------------------------
                                                 (Signature of Registered Owner)


                                                 -------------------------------
                                                 (Street Address)


                                                 -------------------------------
                                                 (City) (State) (Zip Code)


NOTICE: The signature on this notice of exercise must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement of any change whatsoever.

                                   Schedule A



                                WARRANT AGREEMENT
                      Schedule of excluded Stock Issuances


1. Common Stock issued in exchange of Series 2 Class A Preferred Stock held by the Consolidated Bennett Bankruptcy Estates as outlined in the Notice of Evidentiary Hearing on Trustee's Motion under 11 USC ss.363(b) to sell Common Stock in Equivest as long as such Common Stock is issued for Fair Market Value dated July 10, 1998 ("Bankruptcy Motion").

2. Common Stock issued as a dividend on the Series 2 Class A Preferred Stock as specified in the Designation of Rights and Preferences for such Preferred Stock.

3. Common Stock, or rights to acquire common stock of Equivest to be issued pursuant to Equivest's existing employee benefit plans, including its Employee Stock Option Plan, and its existing employment contracts.

4. Common Stock to be issued by Equivest to acquire Eastern Resorts Corporation as specified in the Agreement and Plan of Merger dated the date hereof by and among Equivest Finance, Inc. ERC Acquisition Corp., and Eastern Resorts ("Merger Agreement").

5. In the event Equivest enters into an employment contract (approved by the Board of Equivest) to retain the services of a Chief Executive Officer, any Common Stock, or rights to acquire Common Stock issuable pursuant thereto, except for any grants of rights to acquire Common Stock at less than the market price of the Common Stock on the date of the grant of such right.

6. The issuance of the Consolidated Bennett Bankruptcy Estate of shares of Common Stock to resolve claims involving payments related to Socfo-Mead as described in Schedule 2.9(a) to the Merger Agreement.

         8. The proposed 1998 offering of Common Stock by Equivest described in the Bankruptcy Motion.